UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------


       Date of Report (Date of earliest event reported):  December 26, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82146-01                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         250,321,000.00    192,849,464.80 12,401,954.59    1,084,638.83  13,486,593.42       0.00        0.00      180,447,510.21
AP1            574,016.00        510,629.21      6,571.13            0.00       6,571.13       0.00        0.00          504,058.08
A2          29,245,000.00     18,150,606.36  1,984,835.34      102,097.16   2,086,932.50       0.00        0.00       16,165,771.02
AP2             99,562.00         11,841.90         11.01            0.00          11.01       0.00        0.00           11,830.89
B1           2,897,000.00      2,876,778.73      2,346.10       16,179.82      18,525.92       0.00        0.00        2,874,432.63
B2           2,462,000.00      2,444,815.06      1,993.82       13,750.33      15,744.15       0.00        0.00        2,442,821.24
B3           2,028,000.00      2,013,844.41      1,642.35       11,326.43      12,968.78       0.00        0.00        2,012,202.06
B4             579,000.00        574,958.54        468.90        3,233.73       3,702.63       0.00        0.00          574,489.64
B5             434,000.00        430,970.64        351.47        2,423.90       2,775.37       0.00        0.00          430,619.17
B6           1,014,435.00      1,007,354.87        821.53        5,665.65       6,487.18       0.00        0.00        1,006,533.34
R                  100.00              0.00          0.00          161.79         161.79       0.00        0.00                0.00
TOTALS     289,654,113.00    220,871,264.52 14,400,996.24    1,239,477.64  15,640,473.88       0.00        0.00      206,470,268.28

AX1         22,409,360.00     16,661,013.85          0.00       93,706.16      93,706.16        0.00        0.00    15,528,395.38
AX2          2,765,714.00      1,634,439.38          0.00        9,193.72       9,193.72        0.00        0.00     1,420,117.88
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      86358RWY9    770.40865449     49.54420360        4.33299176       53.87719536   720.86445089        A1       6.750000 %
AP1     86358RWZ6    889.57313037     11.44764257        0.00000000       11.44764257   878.12548779        AP1      0.000000 %
A2      86358RXB8    620.63964302     67.86922004        3.49109797       71.36031800   552.77042298        A2       6.750000 %
AP2     86358RXC6    118.93995701      0.11058436        0.00000000        0.11058436   118.82937265        AP2      0.000000 %
B1      86358RXE2    993.01992751      0.80983776        5.58502589        6.39486365   992.21008975        B1       6.750000 %
B2      86358RXF9    993.01992689      0.80983753        5.58502437        6.39486190   992.21008936        B2       6.750000 %
B3      86358RXG7    993.01992604      0.80983728        5.58502465        6.39486193   992.21008876        B3       6.750000 %
B4      N/A          993.01993092      0.80984456        5.58502591        6.39487047   992.21008636        B4       6.750000 %
B5      N/A          993.01990783      0.80983871        5.58502304        6.39486175   992.21006912        B5       6.750000 %
B6      N/A          993.02061739      0.80983996        5.58503009        6.39487005   992.21077743        B6       6.750000 %
R       86358RXH5      0.00000000      0.00000000    1,617.90000000    1,617.90000000     0.00000000        R        6.750000 %
TOTALS               762.53453553     49.71790696        4.27916465       53.99707160   712.81662857

AX1     86358RXA0    743.48459081      0.00000000        4.18156342        4.18156342   692.94238568        AX1      6.750000 %
AX2     86358RXD4    590.96471291      0.00000000        3.32417596        3.32417596   513.47242701        AX2      6.750000 %
--------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com

                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                                       -6-





     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002

Total Scheduled Principal Amounts                180,279.48
Group 1 Scheduled Principal Amounts              165,001.55
Group 2 Scheduled Principal Amounts               15,277.93

Total Unscheduled Principal Amounts              14,220,716.77
Group 1 Unscheduled Principal Amounts            12,250,366.69
Group 2 Unscheduled Principal Amounts             1,970,350.08

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00

Aggregate Ending Principal Balance                      206,470,268.28
Group 1 Aggregate Ending Principal Balance              189,313,999.17
Group 2 Aggregate  Ending Principal Balance              17,156,269.11

 Aggregate Non-Po Ending Principal Balance              205,954,379.31
Group 1 Non-Po Aggregate Ending Principal Balance       188,809,941.23
Group 2 Non-Po Aggregate  Ending Principal Balance       17,144,438.65

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00

Fraud Loss Limit                                        5,793,082.00
Bankruptcy Loss Loss Limit                              173,725.00
Special Hazard Loss Loss Limit                          2,896,541.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00

Servicing Fees                                          81,333.57
Master Servicing Fee (including Retained Interest)       0.00
Trustee Fees                                             644.21


                                      -7-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                          26            3,000,674.09                  1.59 %
2 Month                           3              297,447.65                  0.16 %
3 Month                           4              385,560.21                  0.20 %
Total                        33                3,683,681.95                  1.95 %
 Group 2
                                            Principal
Category                Number               Balance               Percentage
1 Month                           1              308,078.29                  1.80 %
2 Month                           0                    0.00                  0.00 %
3 Month                           0                    0.00                  0.00 %
 Total                            1              308,078.29                  1.80 %
 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                          27            3,308,752.38                  1.60 %
2 Month                           3              297,447.65                  0.14 %
3 Month                           4              385,560.21                  0.19 %
 Total                           34            3,991,760.24                  1.93 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
           5                581,563.89                 0.31 %
 Group 2
                        Principal
 Number                 Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
                        Principal
 Number                 Balance               Percentage
           5                581,563.89                 0.28 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
                        Principal
 Number                 Balance               Percentage
           1                 42,759.37                 0.02 %
 Group 2
                        Principal
 Number                 Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
                        Principal
 Number                 Balance               Percentage
           1                 42,759.37                 0.02 %



                                      -8-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2002


Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Relief Act Interest Shortfalls

Class A1 Relief Act Interest Shortfall          139.41
Class A2 Relief Act Interest Shortfall            0.00
Class AX1 Relief Act Interest Shortfall          12.04
Class AX2 Relief Act Interest Shortfall           0.00
Class B1 Relief Act Interest Shortfall            2.06
Class B2 Relief Act Interest Shortfall            1.75
Class B3 Relief Act Interest Shortfall            1.44
Class B4 Relief Act Interest Shortfall            0.41
Class B5 Relief Act Interest Shortfall            0.31
Class B6 Relief Act Interest Shortfall            0.72
Class R Relief Act Interest Shortfall             0.00
Total Relief Act Interest Shortfall             158.14



